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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  SCHEDULE 14A

                       Proxy Statement Pursuant to Section

                        14(a) of the Securities Exchange

                          Act of 1934 (Amendment No. __)

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[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant toss.240.14a-12

                              Unity Wireless Corporation

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UNITY WIRELESS CORPORATION

7438 FRASER PARK DRIVE

BURNABY, BC V5J 5B9

CANADA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 25, 2006

TO THE STOCKHOLDERS OF UNITY WIRELESS CORPORATION:

      The Annual and Special Meeting of Stockholders of Unity Wireless Corporation (the "Company") will be held at 7438 Fraser Park Drive, Burnaby, BC Canada at 11:30 A.M. on October 25, 2006, for the following purposes:

(1)   To elect eight Directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

(2)   To ratify the selection and appointment by the Company's Board of Directors of KPMG LLP, independent auditors, as auditors for the Company for the year ending December 31, 2006;

(3)

To adopt an amendment to the certificate of incorporation that would increase the number of the Company's authorized shares of Common Stock from 150,000,000 to 400,000,000;

(4)   To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      A Proxy Statement, form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2005 are enclosed herewith.  Only holders of record of Common Stock of the Company at the close of business on September 8, 2006 will be entitled to notice of and to vote at the Annual and Special Meeting and any adjournments thereof.

By Order of the Board of Directors,

                              Andrew Chamberlain

                              Corporate Secretary & Director

Burnaby, British Columbia

September 15, 2006

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OR CANADA.  ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON.  ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

UNITY WIRELESS CORPORATION

 7438 FRASER PARK DRIVE

BURNABY, BC CANADA V5J 5B9

PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Unity Wireless Corporation (the "Company") of proxies in the form enclosed.  Such Proxies will be voted at the Annual and Special Meeting of Stockholders of the Company to be held at 7438 Fraser Park Drive, Burnaby, BC Canada at 11:30 A.M. on October 25, 2006 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Stockholders.

      This Proxy Statement and accompanying Proxy are being mailed on or about September 28, 2006 to all stockholders of record on September 8, 2006 (the "Record Date").

      Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted.  The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies.  Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview.  Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy.  Unless contrary instructions are given by stockholders, persons named in the proxy intend to vote the shares represented by such Proxies FOR the election of the five nominees for director named herein, FOR the selection of KPMG LLP as independent auditors, and FOR the adoption of an amendment to the certificate of incorporation to increase the number of the Company's authorized shares of Common Stock from 150,000,000 to 400,000,000.  The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 1,522,074 votes, or approximately 1.63% of the total number of votes eligible to be cast at the Annual Meeting.  The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

                                VOTING SECURITIES

      Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.  On the Record Date there were 93,216,464 outstanding shares of Common Stock, par value $0.001 per share (the "Common Stock").  Each holder of Common Stock is entitled to one vote for each share held by such holder.  On the Record Date there were 20,000 Series A Convertible Non-redeemable Preferred Shares outstanding, par value $0.001 per share (the “Series A Shares”) and 90,000 Series B Convertible Non-redeemable Preferred Shares outstanding, par value $0.001 per share (the “Series B Shares”).  Each holder of Series A Shares is entitled to 1,000 votes for each Series A Share held by such holder.  Upon the authorization of the proposed amendment to increase the authorized number of Common Shares each holder of Series B Shares is entitled to 1,000 votes for each Series B Share held by such holder.  The holders of Common Stock and Series A Shares will be entitled to vote at the Meeting, representing a total of 113,216,464 votes.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.  Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

Once the proposed amendment to the certificate of incorporation has been completed to increase the authorized number of shares of Common Stock the Series B Shares will also be entitled to vote at future meetings of the Company’s shareholders.  The presently outstanding Common Stock, Series A Shares and Series B Shares (or the Common Shares resulting from the conversion of the Series A and Series B Shares) combined represent a total possible 203,216,464 votes that may be represented at a Meeting of shareholders.

Certain directors and/or associates of such persons, own Series A Shares or Series B Shares which will be convertible into Common Stock following approval of the proposed amendment to the certificate of incorporation of the Company and, in consequence, have an interest in the approval of that proposed amendment.  The number of shares of Common Stock, Series A Shares and Series B Shares represented by such persons is set out in the following table:

Name	Number and Type of Shares Held
David Goldschmidt (14)	22,784 Series B
Ran Shahor(15)	4,162 Series A; 55,354 Series B
Amir Gal-Or(16)	3,514,730(10.5) Common; 28,697 Series B

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 1, 2006, certain information with respect to the beneficial ownership of our shares of Common Stock, Series A Shares and Series B Shares by each shareholder known to us to be the beneficial owner of at least 5% of the shares of Common Stock, Series A Shares or Series B Shares, and by each of our officers and directors.  Each person has sole voting and investment power with respect to the shares of Common Stock, Series A Shares or Series B Shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, Series A Shares and Series B Shares except as otherwise indicated.

Name and Address of Beneficial Owner	Amount (and percentage of class) and Nature of Beneficial Ownership of Common Stock(1)	Amount (and percentage of class) and Nature of Beneficial Ownership of Series A Shares(1)	Amount (and percentage of class) and Nature of Beneficial Ownership of Series B Shares(1)
Ilan Kenig 177 Telegraph Rd #248 Bellingham, WA 98226	2,826,222 (2) (2.82%)	Nil (0%)	Nil (0%)
Dallas Pretty 462 W21st Vancouver, BC V5Y 2E6	710,417 (3) (Nil*)	Nil (0%)	Nil (0%)
Doron Nevo 15 Yakov Hazan Raanana, Israel 43563	327,619 (4) (Nil*)	Nil (0%)	Nil (0%)
Ken Maddison 2591 Lund Avenue Coquitlam, BC V3K 6J8	506,994 (5) (NIL*)	Nil (0%)	Nil (0%)
Victor Halpert 79 Madison Avenue, 6TH Floor New York, NY 10016	131,726 (6) (Nil*)	Nil (0%)	Nil (0%)
Andrew Chamberlain 7222 - 183B Street Edmonton, AB T5J 3Z7	207,638 (7) (Nil*)	Nil (0%)	Nil (0%)
David Goldschmidt (14) 11 Galgaley Haplada St. Herziliya Pituach 46733 Israel	Nil (0%)
Ran Shahor(15) 11 Galgaley Haplada St. Herziliya Pituach 46733 Israel	Nil (0%)
Amir Gal-Or(16) 3 Azrieli Center Triangle Tower 42nd floor Tel Aviv 67023 Israel	Nil (0%)
William Weidman 136 Shorewood Drive Great Neck, NY 11021	21,004,204 (8) (20.97%)
Pitango Venture Capital Group 11 HaMenofim St. Building B Herzliya 46725 Israel	Nil (0%)	5,441 (27.20%)	Nil (0%)
Charles River Ventures Group 1000 Winter St. Suite 3000 Waltham, MA 02451	Nil (0%)	4,716 (23.58%)	Nil (0%)
Platinum Venture Capital Group 9 Shenkar Street, 3 Gav Yam Bldg. 3rd Floor Herzeliya 46766 Israel	Nil (0%)	1,699 (8.50%)	Nil (0%)
IDB Infinity Venture Capital Group(16) 3 Azrieli Center Triangle Tower 42nd floor Tel Aviv 67023 Israel	3,514,730(10.5) (3.77%)	Nil (0%)	28,697(10) (31.88%)
Gemini Venture Capital Group 9 Hamenofim Street Herzliya Pituach 46725 Israel	Nil (0%)	Nil (0%)	12,737(11) (14.15%)
SVM Star Venture Capital Group(15) 11 Galgaley Haplada St. Herziliya Pituach 46733 Israel	Nil (0%)	4,162 (20.81%)	55,354(12) (61.50%)
Mofet Israel Technology Fund Ltd. (14) 11 Galgaley Haplada St. Herziliya Pituach 46733 Israel	Nil (0%)	Nil (0%)	22,784(13) (25.31%)
Directors and Executive Officers as a Group	8,225,346 (9)(16) (4.70%)

Nil* - less than 1%

(1)

Based on 93,216,464 shares of common stock, 20,000 Series A Shares and 90,000 Series B Shares  issued and outstanding as of September 8, 2006.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes options to acquire an aggregate of 2,075,000 shares of common stock exercisable within sixty days.

(3)

Includes options to acquire an aggregate of 460,417 shares of common stock exercisable within sixty days.

(4)

Includes options to acquire an aggregate of 180,000 shares of common stock exercisable within sixty days.

(5)

Includes options to acquire an aggregate of 226,875 shares of common stock exercisable within sixty days.

(6)

Includes options to acquire an aggregate of 71,250 shares of common stock exercisable within sixty days.

(7)

Includes options to acquire an aggregate of 175,000 shares of common stock exercisable within sixty days.

(8)

Includes warrants to acquire an aggregate of 2,210,300 shares of common stock exercisable within sixty days and 1,562,500 shares of common stock underlying a secured convertible note.

(9)

Includes options to acquire an aggregate of 3,188,542 shares of common stock exercisable within sixty days. Also includes 3,237,251 shares of common stock underlying a convertible note and warrants to acquire 277,479 shares of common stock exercisable within sixty days held by IDB Infinity Venture Capital Group.

(10)

Includes warrants to acquire an aggregate of 8,830 shares of Series B Shares exercisable within sixty days

(1.1)

Includes 3,237,251 shares of common stock underlying a convertible note and warrants to acquire 277,479 shares of common stock exercisable within sixty days.

(11)

Includes warrants to acquire an aggregate of 3,919 shares of Series B Shares exercisable within sixty days.

(12)

Includes warrants to acquire an aggregate of 17,032 shares of Series B Shares exercisable within sixty days.

(13)

Includes warrants to acquire an aggregate of 7,010 shares of Series B Shares exercisable within sixty days.

(14)

Mr. Goldschmidt is the Managing Partner of Mofet Technology Fund and in this capacity exercises voting rights on behalf of the fund.

(15)

Mr. Shahor is the Managing Partner of SVM Star Venture Capital Management and in this capacity exercises voting rights on behalf of the related funds.

(16)

Mr. Gal-Or is the Managing Director of Infinity Venture Capital and in this capacity exercises voting rights on behalf of the related funds.

After giving effect to the proposed amendment to amend the certificate of incorporation of the Company to increase the authorized number of shares of Common Stock, assuming that all Series A Shares and Series B Shares are converted into shares of Common Stock the Company would have a total of 203,216,464 shares of Common Stock issued and outstanding, without giving effect to the exercise of outstanding options and warrants and the conversion of convertible securities.  At that time shareholders known to us to be the beneficial owner of at least 5% of the shares of Common Stock the outstanding would be as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
William Weidman 136 Shorewood Drive Great Neck, NY 11021	21,004,204 (2)	10.34%
IDB Infinity Venture Capital Group 3 Azrieli Center Triangle Tower 42nd floor Tel Aviv 67023 Israel	32,211,251(3)	15.85%
Gemini Venture Capital Group 9 Hamenofim Street Herzliya Pituach 46725 Israel	12,736,899(4)	6.26%
SVM Star Venture Capital Group 11 Galgaley Haplada St. Herziliya Pituach 46733 Israel	59,515,792(5)	29.29%
Mofet Israel Technology Fund Ltd. 11 Galgaley Haplada St. Herziliya Pituach 46733 Israel	22,784,495(6)	11.21%

(1)

Based on 203,216,464 shares of common stock, issued and outstanding after giving effect to the conversion of all outstanding Series A Shares and Series B Shares.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes warrants to acquire an aggregate of 2,210,300 shares of common stock exercisable within sixty days and 1,562,500 shares of common stock underlying a secured convertible note.

(3)

Includes warrants to acquire an aggregate of 8,830,000 shares of Common Stock and exercisable within sixty days, 3,237,251 shares of common stock underlying a convertible note and warrants to acquire 277,479 shares of common stock exercisable within sixty days.

(4)

Includes warrants to acquire an aggregate of 3,919,000 shares of Common Stock exercisable within sixty days.

(5)

Includes warrants to acquire an aggregate of 17,032,000 shares of Common Stock exercisable within sixty days.

(6)

Includes warrants to acquire an aggregate of 7,010,000 shares of Common Stock exercisable within sixty days.

                          ITEM I. ELECTION OF DIRECTORS

      It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy FOR the election as Directors of Ilan Kenig, Ken Maddison, Victor Halpert, Doron Nevo, Andrew Chamberlain, David Goldschmidt, Ran Shahor and Amir Gal-Or to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.  Each of the nominees currently serves as a Director of the Company.  The Company has no reason to believe that any of the nominees will become unavailable to serve as Director for any reason before the Annual and Special Meeting.  However, in the event that any of them shall become unavailable, each of the persons designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

NAME

AGE      POSITION

----

---      --------

ILAN KENIG

45

DIRECTOR, PRESIDENT & CHIEF EXECUTIVE OFFICER

KEN MADDISON

65

DIRECTOR

VICTOR HALPERT

46

DIRECTOR

DORON NEVO

50

DIRECTOR

ANDREW CHAMBERLAIN

44

DIRECTOR, CORPORATE SECRETARY

DAVID GOLDSCHMIDT

40

DIRECTOR

RAN SHAHOR

49

DIRECTOR

AMIR GAL-OR

44

DIRECTOR

David Goldschmidt, Ran Shahor and Amir Gal-Or were appointed and have been nominated for election as directors pursuant to the terms of the agreement respecting the acquisition of Celletra Ltd., described below.

Ilan Kenig - President, Chief Executive Officer and Director

Mr. Kenig has over 18 years of legal, venture capital and investment banking experience with specific emphasis in the technology and telecommunications arena.  Mr. Kenig, with his experience in international business activities, corporate mergers and acquisitions, joined the company as Vice President of Business Development in December 2001 before assuming the position of President in April 2002.  Prior to pursuing international finance activities in New York, Mr. Kenig was a founder of a law firm in Tel-Aviv representing mostly technology and telecommunications interests.  Mr. Kenig holds a law degree from Bar-Ilan University.  Mr. Kenig also serves on the board of Euroweb International Corp, a NASDAQ listed technology company.

Ken Maddison - Director

Mr. Maddison, a Chartered Accountant since 1966 and elected a Fellow of the Institute of Chartered Accountants of British Columbia in 1975, retired in August 1997 after a lengthy career as a partner with the accounting firm KPMG between 1977 and 1997.  In public practice for over 30 years, Mr. Maddison provided auditing, accounting and business advisory services to a wide range of clients in the private and public sectors.  Since September 1997, Mr. Maddison has been self-employed as a consultant providing various financial advisory services.  Mr. Maddison currently serves as CFO and director of three public companies: International Wayside Gold Mines Ltd., Island Mountain Gold Mines Ltd., and Golden Cariboo Resources Ltd.  He is also a director and audit committee chairman for Northern Continental Resources Inc, Northern Hemisphere Development Inc, Datec Group Ltd. (formerly Brocker Technology Group Ltd), and Helijet International.

Victor Halpert - Director

Victor Halpert brings nearly 15 years of financial and accounting experience to the Company’s board of directors. From June, 1999 until January 2003, he has served as an equity research analyst with Salomon Smith Barney, Robertson Stephens, Salomon Brothers and Israel Equity Research & Management Ltd. and previously as an accountant with Arthur Anderson LLC. As a highly regarded equity research analyst, Mr. Halpert primarily covered Israeli technology and telecommunications companies. Since leaving his position as Director - Equity Research, Israel Technology Analyst for Salomon Smith Barney in New York, Mr. Halpert has been managing a small hedge fund that specializes in global growth companies. He holds a Master of Business Administration degree from the University of Chicago and a Master of Science in Accounting degree from the University of Illinois at Chicago.

Doron Nevo - Director

Mr. Nevo brings more than 20 years of business experience in high technology and telecommunications companies to the Company’s board of directors.  Currently, Mr. Nevo is President and CEO of KiloLambda Technologies, Ltd. an optical subsystems company he founded in early 2001.  From July 1999 to January 2001, Mr. Nevo was the President and CEO of D.FourD., Ltd., a venture capital investment company.  From March 1996 to June 1999, Mr. Nevo was President and CEO of NKO, Inc. a company he founded that designed and developed a carrier grade IP Telephony system platform and established its own IP network.  From February 1992 to February 1996, Mr. Nevo was also President and CEO of Clalcom Ltd., an international telecommunications service provider in Israel which he founded in 1992.  Prior to Clalcom, he held various positions with Sprint International Inc.  He also serves on the board of a number of companies including Audiocodes, Ltd. (a telecommunication technology company), Elcom Technologies (a manufacturer of Satcom and Digital Radio synthesizers), and Notox, Ltd. (a biotech company).  Mr. Nevo received a B.Sc. in Electrical Engineering from the Technion and an M.Sc. in Telecommunications Management from Brooklyn Polytechnic.

Andrew James Chamberlain – Director, Corporate Secretary

Mr. Chamberlain is an attorney practicing law in Edmonton, Alberta, and a partner with the law firm of Chamberlain Hutchison since 1997.  Mr. Chamberlain is a sessional instructor in corporate securities at the University of Alberta law school.  Mr. Chamberlain is a director of Loma Oil & Gas Ltd., a company listed on the TSX Venture Exchange.

David Goldschmidt –Director

Mr. Goldschmidt serves since 2003 as Chief Executive Officer for Mofet Israel Technology Fund, an Israeli based Venture Capital fund.  Prior to joining Mofet in 2001 as Managing Partner, Mr. Goldschmidt served as Vice President for ADC Telecommunications (Israel), a global supplier of broadband equipment and solutions for communications providers.  In his previous position, Mr. Goldschmidt managed the Business Development group for Teledata Communications Ltd. (which was acquired by ADC).  Prior to joining Teledata in 1992, Mr. Goldschmidt served for more than eight years in the IDF, specializing in the field of data collection and analysis.  Mr. Goldschmidt holds a B.Sc. in Physics & Mathematics, and a M.Sc in Solid State Physics from the Tel Aviv University, Israel.

Ran Shahor –Director

Mr. Shahor is a Managing Partner of Star Ventures, an Israel based venture capital firm.  Prior to joining Star Ventures, Mr. Shahor served for 25 years in the Israel Defense Forces where he held the rank of Brigadier General in the Intelligence Corps. Prior to this, Mr. Shahor served as the Military Secretary for Israel's Defense Minister.   Mr. Shahor holds a Law Degree from the Tel Aviv University Law School and an Executive MBA from Tel Aviv University's Recanati Business School. Mr. Shahor is also a member of the Israel Bar Association.  Mr. Shahor also sits on the boards of Celletra Ltd., Edge Medical Devices Ltd., Ezchip Technologies Ltd., Wavion Ltd.

Amir Gal-Or –Director

Mr. Gal-Or is a Managing Partner of Infinity Venture Capital, an Israel based venture capital firm.  Prior to joining Infinity Venture Capital, Mr. Gal-Or was CEO of MATI High Tech Group/MATI Raanana, and was the Chairman of the Board for the nationwide Israeli Business Development Center (BDC) network. Prior to MATI, Amir Gal-Or founded and sold two high-tech startup companies. Amir serves as a director or observer of the boards of Shellcase, Proneuron, Celletra Ltd. and Beepcard.  Mr. Gal-Or holds an MBA from Tel Aviv University and a BA in Economics and Business Administration, and graduated a Harvard University program in venture capital and private equity investments

      There are no family relationships between or among any Directors of the Company.  Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  Mr. Maddison and Mr. Chamberlain are directors of Datec Group Ltd., a Canadian public company that is presently subject to a cease trade order in Canada as a result of failing to file annual financial statements.

INDEPENDENT DIRECTORS

      The Board of Directors is comprised of eight (8) members, of which six (6) are classified as "independent" as defined in the NASDAQ Stock Market Marketplace Rule 4200.  The six independent directors are Ken Maddison, Victor Halpert, Doron Nevo, David Goldschmidt, Ran Shahor and Amir Gal-Or.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held 7 meetings during the year ended December 31, 2005.  Each director attended at least (i) 75% of all of the meetings of the Board of Directors held during the period and (ii) 75% of the meetings of each committee on which he or she served.  The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of stockholders.  Three incumbent directors attended last year's annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Serving on the Committee are Messrs. Maddison and Halpert with one position vacant.  The Board of Directors has adopted a written charter for the Audit Committee.  The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee, Mr. Ken Maddison.  Mr. Maddison is an independent director as defined in Item 7(d)(3)(iv) of Schedule 14A.  The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the Company's principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation.  To carry out its responsibilities, the Audit Committee met four times during fiscal 2005.  The Board of Directors has determined that the two current members of the Audit Committee are "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200.

      The Compensation Committee is comprised of Mr. Nevo and Mr. Chamberlain, with one position vacant.  The function of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation packages for the Executive Officers of the Company, including its Chief Executive Officer.  To carry out its responsibilities, the Compensation Committee met three times during fiscal 2005.  The Board of Directors has determined that one of the members of the Compensation Committee, Mr. Nevo, is "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200.

      The Company does not have a standing Nominating Committee.  Due to the size of the Company, as well as the lack of turnover in the Company's Board of Directors, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee.  Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors.  All of the nominees recommended for election to the Board of Directors at the Annual Meetings are directors standing for re-election, except for the three persons nominated pursuant to the terms of the agreement to acquire Celletra Ltd.  Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors.  In 2005 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

      The Company's By-laws include a procedure whereby its stockholders can nominate persons for election to the Board of Directors, as more fully described in its By-laws as summarized under "Stockholder Proposals for the 2006 Annual Meeting." The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in its By-laws.  To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

CORPORATE GOVERNANCE

National Instrument 58-101 requires the Company to include in its Management Information Circular disclosure respecting its corporate governance practices.  The following information is provided in compliance with that disclosure requirement.

1.

Board of Directors

The Company presently has eight directors, six of which are considered to be independent, being Ken Maddison, Victor Halpert, Doron Nevo, David Goldschmidt, Ran Shahor and Amir Gal-Or.  Ilan Kenig is not considered to be independent as he is the President and CEO of the Company.  Andrew Chamberlain is not considered to be independent as he is the partner of a law firm that provides legal services to the Corporation and is the Corporate Secretary of the Company. The President of the Company reports directly to the Board of Directors, which is responsible for supervision of the management of the Company.  The President is required to act in accordance with such directions and within the scope of the authority provided by the Board of Directors.

2.

Directorships

Certain of the Directors of the Company are also directors or officers of other public companies, as set out in their respective individual profiles set out above.

3.

Orientation and Continuing Education

The Company does not have a formal process for the orientation of new Board members.  Orientation is done on an informal basis.  New Board members are provided with such information as is considered necessary to ensure that they are familiar with the Company’s business and understand the responsibility of the Board of Directors.

The Company does not have a formal program for the continuing education of its directors.  The Company expects its directors to pursue such continuing education opportunities as may be required to ensure that they maintain the skill and knowledge necessary to fulfill their duties as directors.  Members of the Board have the ability to consult with the Company’s professional advisors regarding their duties and responsibilities and recent developments relevant to the Company and its Board.

4.

Ethical Business Conduct

Although the Company has not adopted a formal code of ethics, the directors and management of the Company are encouraged to conduct themselves and the business of the Company with the utmost honesty and integrity.  The directors are also encouraged to consult with the Company’s professional advisors with respect to any issues related to ethical business conduct.

5.

Nomination of Directors

The identification of potential candidates for nomination as directors is primarily done by the President of the Company, but all directors are encouraged to participate in the identification and recruitment of potential new directors.  Potential candidates are primarily identified through referrals by business contacts.  As indicated above, three of the director nominees were nominated pursuant to the terms of the agreement to acquire Celletra Ltd.

6.

Compensation

The compensation of directors and the CEO is reviewed by the Compensation Committee, which makes a recommendation to the Board of Directors, and the final determination is made by the Board of Directors as a whole.  Such compensation is determined after consideration of the relevant factors, including the expected nature and quantity of duties and responsibilities, past performance, comparison with compensation paid by other issuers of comparable size and nature, and the availability of financial resources.

7.

Other Board Committees

In addition to the audit committee, the Company also has a Compensation Committee, described above under the heading “Committees of the Board of Directors”.

8.

Assessments

The Board does not have any formal process for assessing the effectiveness of the Board, its committees, or individual directors.  Such assessments are done on an informal basis by the President and the Board as a whole.

                          REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent accountants and management to review accounting, auditing, internal controls and financial reporting matters.  The Audit Committee is also responsible for the appointment, compensation and oversight of the Company's independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2005.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls.  Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

      In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent auditors.  The Audit Committee has also discussed with the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committee."  SAS No. 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.  In addition, the Audit Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees".  The independent auditors have discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.  The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Audit Committee

Ken Maddison - Chairman

Victor Halpert

FISCAL 2005 AND 2004 ACCOUNTING FIRM FEE SUMMARY

      Set forth below is certain information concerning fees billed to the Company by KPMG LLP and its international affiliates in respect of services provided for 2005 and 2004. The Audit Committee has determined that the provision of all services is compatible with maintaining the independence of KPMG LLP.

Audit Fees.

The audit fees for 2005 and 2004 were Cdn $90,469 and Cdn $119,908, respectively.  All services provided by independent accountants were approved by the audit committee

Tax Fees.

Tax fees consisted of consulting and preparation of tax returns. The fees were Cdn $15,143 and Cdn $12,003 in 2005 and 2004, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is directly and solely responsible for oversight, engagement and termination of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Committee meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit;

Approves in advance the engagement of the independent auditor for all audit services and non-audit services and approve the fees and other terms of any such engagement; and

Obtains periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The following officers, directors and greater than ten-percent beneficial owners were late in complying with Section 16(a) filing requirements: Dallas Pretty, Ilan Kenig, Ken Maddison, Doron Nevo, Victor Halpert and William N. Weidman were late in filing Form 4 Statement of Changes in Beneficial Ownership of Securities on one occasion that was not an open market purchase or sale.

STOCKHOLDERS COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Generally, stockholders who have questions or concerns regarding the Company should contact Dallas Pretty, our Chief Financial Officer at 604-267-2736. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Unity Wireless Corporation C/O 7438 Fraser Park Drive, Burnaby, BC CANADA V5J 5B9.  Any communications must contain a clear notation indicating that it is a "Stockholder—Board Communication" or a "Stockholder-Director Communication" and must identify the author as a stockholder.  The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed.  The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

EXECUTIVE OFFICERS

Set forth below is information concerning the sole Executive Officer who is not a Director.

  NAME

AGE

   POSITION

  ----

---

  --------

  DALLAS PRETTY

36                CHIEF FINANCIAL OFFICER

Dallas Pretty – Chief Financial Officer

Mr. Pretty is a Chartered Accountant with over 10 years of experience in both public and private companies and brings a strong understanding of strategic business development, public and private financing, internal and external financial reporting, human resources, and facilities management. Since earning his CA designation at international accounting firm KPMG, he has worked in senior management roles with local British Columbia technology companies.

      There are no family relationships between or among any Executive Officers of the Company. Executive Officers serve at the discretion of the Board.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth information with respect to compensation paid by the Company for services to it during the three fiscal years ended December 31, 2005 to the Company's Chief Executive Officer. No other executive officer received an aggregate annual salary and bonus that exceeded $100,000

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation (1)
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compen- sation
Ilan Kenig Chief Executive Officer (2)	2005 2004 2003	$140,000(2) $84,530(2) $72,000(2)	Nil Nil Nil	Nil Nil Nil	1,250,000(2) 350,000(2) 800,000(2)	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Dallas Pretty Chief Financial Officer (3)	2005 2004	$86,500(3) $56,304(3)	Nil Nil	Nil Nil	25,000(3) 500,000(3)	Nil Nil	Nil Nil	Nil Nil

(1)  The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2)  Compensation in 2005 consisted of $140,000 for serving a full year as our Chief Executive Officer and President of which $30,000 was paid in shares. Compensation in 2004 consisted of $84,530 for serving a full year as our Chief Executive Officer and President.  Compensation in 2003 consisted of $72,000 for serving a full year as our Chief Executive Officer and President. On March 18, 2005, Mr. Kenig received options to acquire 1,250,000 shares of common stock. On March 22, 2004, Mr. Kenig received options to acquire 100,000 shares of common stock and on April 2, 2004 Mr. Kenig received options to acquire a further 250,000 shares of common stock. On September 15, 2003 Mr. Kenig received 800,000 options as partial compensation for serving as our Chief Executive Officer and President.

(3) Mr. Pretty was appointed as our Chief Financial Officer on March 22, 2004. On March 22, 2004, Mr. Pretty received options to acquire 500,000 shares of Common Stock.  On March 18, 2005, Mr. Pretty received options to acquire 25,000 shares of Common Stock.

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2005.  We have never issued stock appreciation rights.  We grant options that generally vest quarterly over three years at an exercise price equal to the fair market value of a share of common stock as determined by its closing price on the OTC Bulletin Board on the date of grant.  The term of each option granted is generally five years from the date of grant.  Options may terminate before their expiration dates if the optionee's status as an employee is terminated or upon the optionee's death or disability.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

Name	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
Ilan Kenig Chief Executive Officer(2)	1,250,000(3)	42.3%	$0.27	March 18, 2010
Dallas Pretty Chief Financial Officer(4)	25,000(5)	0.8%	$0.27	March 18, 2010

(1)  The denominator (2,952,500) is the total numbers of options awarded during the year.

(2) Mr. Kenig was appointed as our Chief Executive Officer on October 31, 2002 and as our President on April 1, 2002.

(3) Ilan Kenig received 1,250,000 options on March 18, 2005 that are  exercisable at $0.27 per share and vest over three years.

(4) Mr. Pretty was appointed as our Chief Financial Officer on April 1, 2004.

(5) Dallas Pretty received 25,000 options on March 18, 2005 that are exercisable at $0.27 per share and vest over three years.

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2005.  The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2005 ($0.16 per share) and the exercise price of the individual's options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exerciseable / Unexerciseable(1)
			Exerciseable	Unexerciseable	Exerciseable	Unexerciseable
Ilan Kenig(2)	Nil	Nil	1,737,500	1,087,500	$18,000	-
Dallas Pretty	Nil	Nil	254,167	270,833	-	-

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2005 ($0.16 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2) Mr. Kenig was appointed as our Chief Executive Officer on October 31, 2002 and as our President on April 1, 2002.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

There are no employment agreements between us or any of our subsidiaries and any of our Named Executive Officers.

Our company has no plans or arrangements in respect of remuneration received or that may be received by any Named Executive Officers of our company to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per Named Executive Officer.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Our directors receive $1,000 per board meeting and $500 per committee meeting. Our Audit Committee Chairman receives $12,000 per year. Directors are entitled to reimbursement of expenses incurred in attending meetings.  In addition, our directors are entitled to participate in our stock option plan.  Members of our board of directors receive annual grants of options as follows:

Director	25,000 options
Audit Committee Chairman	25,000 options
Audit Committee Member	5,000 options

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

During the year ended December 31, 1998, we established a stock option plan pursuant to which 3,000,000 shares were reserved for issuance.  This plan was replaced when, on December 6, 1999, we adopted a new stock option plan (the 1999 Stock Option Plan) pursuant to which 5,000,000 shares were reserved for issuance.  On July 5, 2000, the stockholders approved this plan including a change in the maximum number of options issuable under this plan to 20% of the number of shares outstanding including shares of Common Stock issuable under the plan.  As of December 31, 2005, this maximum number was 18,177,079.  All outstanding options will be subject to the provisions of the new plan.

Where options issued after January 18, 2001 have an exercise price in a currency that is not either the (a) functional currency of our company or (b) the currency in which the employee is paid, the options are to be accounted for as variable plan options and compensation expense will be recorded equal to changes in the market value of the underlying shares at each reporting period.

Stock options become exercisable at dates determined by our board of directors at the time of granting the option and generally have initial terms of five years.

The fair value of each option granted in the years ended December 31, 2005 and 2004 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: no dividend yield; volatility of 154% (2004 - 175%) based on weekly stock price; risk-free interest rate of 3.25% (2004 - 3.25%) and expected lives between one to five years.  The weighted-average fair value of options granted during the years ended December 31, 2005 and 2004 was $0.21 and $0.45 respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding Common Stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

In August 2003 we entered into a consulting agreement with Myer Bentob. Under the agreement, Mr. Bentob agreed, among other things, to assist the Company’s sales and marketing efforts. The Company agreed to nominate him to be a director and Executive Vice Chairman, and to pay a fee to an entity controlled by Mr. Bentob equal to CDN $84,000 per year, plus commission at a maximum rate of 1.8% of amounts collected by the Company from specified clients. The agreement also contains a non-compete provision that continues for six months after termination, and confidentiality requirements. This agreement was terminated January 14, 2005 upon Mr. Bentob’s resignation as a director and Executive Chairman of the Company.

In August 2003, the Company in a private placement issued to Mr. Bentob 833,333 shares of Common Stock for US $108,333, together with warrants to purchase 416,667 shares at US $0.26 per share.  In March 2004, Mr. Bentob further subscribed for 1,016,105 shares of Common Stock for US$152,415.75 together with warrants to purchase 508,053 shares at US$0.30.

ITEM II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to approval by the stockholders, the Board of Directors has appointed KPMG LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2005.  KPMG LLP has served as the Company's auditors for each of the fiscal years ended since December 31, 2001.  It is expected that a representative of KPMG LLP will be present at the Annual and Special Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

      In the event that the stockholders fail to ratify this appointment, other certified public accountants will be considered upon recommendation of the Audit Committee.  Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE

APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

ITEM III. ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION

At the Annual and Special Meeting, shareholders will be asked to adopt an amendment to the Company's  Certificate  of  Incorporation  to increase the number of  authorized shares of the Company from 150,000,000 to 400,000,000  shares of Common Stock, with a par value of $.001 per share (the “Amendment”).  Our Board of Directors has approved the Amendment subject to shareholder authorization.

The text of the amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock is set forth in Exhibit A to this Proxy Statement.  The text of the amendment to the Certificate of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Amendment.

Of the 400,000,000 shares of Common Stock to be authorized, 93,216,464 shares will constitute shares of Common Stock issued and outstanding prior to the Amendment, 19,487,097 shares will be available to permit the exercise of issued and outstanding options and warrants, 12,830,000 shares will be available to permit the conversion of outstanding convertible notes, 20,000,000 shares will be reserved to permit the conversion of Series A Shares, and 90,000,000 shares will be reserved to permit the conversion of Series B Convertible Non-redeemable Preferred Shares (“Series B Shares”) issued pursuant to the acquisition of Celletra Ltd. (as described below), 40,000,000 shares will be reserved to permit the exercise of warrants issued pursuant to the acquisition Celletra Ltd., and the balance will be available for issuance by the Board of Directors.  The increase in the authorized number of shares of Common Stock or the issuance of new shares of Common Stock, may have a depressive effect on the market price of the Common Stock.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  Because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership in the total outstanding shares of Common Stock. This Amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this Amendment.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.

Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles of incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this Amendment is not being taken with the intent that it be utilized as a type of anti-takeover device.

The issuance of new shares of Common Stock that would be authorized if the Amendment is approved could in a number of ways adversely affect the holders of shares of the Common Stock that are currently outstanding. For example, the voting power of our outstanding Common Stock will be diluted to the extent we issue additional shares of Common Stock in the future. Also, depending upon the number of shares of Common Stock issued and the relationship thereof to the book value of the Common Stock, it is possible that issuance of any of the Common Stock could have a dilutive effect on stockholders’ equity in the Company.

The following tables sets out information respecting the number of outstanding shares, and reserved but unissued shares of Common Stock of the Company as at the Record Date, before and after taking into account the completed transactions described below:

BEFORE TAKING INTO ACCOUNT TRANSACTIONS DESCRIBED BELOW:

DESCRIPTION	NUMBER OF ISSUED OR RESERVED
Shares outstanding as at Record Date	93,216,464 shares
Shares reserved to permit the exercise of issued and outstanding stock options and warrants	19,853,347 shares
Shares reserved to permit the conversion of outstanding convertible notes (excluding notes issued pursuant to February 2006 financing and Avantry acquisition)	16,322,275 shares
Shares reserved to date pursuant to February 2006 financing	10,000,000 shares
Shares reserved to permit the conversion of outstanding convertible notes and warrants issued pursuant to Avantry acquisition	7,600,000 shares
Total	146,992,086

AFTER TAKING INTO ACCOUNT TRANSACTIONS DESCRIBED BELOW:

DESCRIPTION	NUMBER OF ISSUED OR RESERVED
Shares outstanding as at Record Date	93,216,464 shares
Shares reserved to permit the exercise of issued and outstanding stock options and warrants	19,853,347 shares
Shares reserved to permit the conversion of outstanding convertible notes (excluding notes issued pursuant to February 2006 financing and Avantry acquisition)	16,322,275 shares
Shares reserved to date pursuant to February 2006 financing	10,000,000 shares
Additional Shares to be reserved pursuant to February 2006 financing following increase to authorized capital.	12,000,000 shares
Additional Shares to be reserved for possible issuance in payment of interest (in lieu of cash) pursuant to February 2006 financing following increase to authorized capital.	6,211,765 shares
Shares reserved to permit the conversion of outstanding convertible notes and warrants issued pursuant to Avantry acquisition	7,600,000 shares
Shares to be reserved to permit the conversion of Series A Shares issued pursuant to Celerica acquisition	20,000,000 shares
Shares to be reserved to permit the conversion of Series B Shares issued pursuant to Celletra acquisition	90,000,000 shares
Shares to be reserved to permit the exercise of warrants issued pursuant to the Celletra acquisition	40,000,000 shares
Total	315,204,679 shares
Number of authorized but unreserved shares	84,795,321
Total number of shares to be authorized	400,000,000

The Company expects that the conversion and exercise of any securities that the Company issues in any financing may require the issuance of a portion of the additional shares of Common Stock that are proposed for authorization by the shareholders at the Annual and Special Meeting.  The Company also expects that any such financing that is consummated will provide for early repayment or repurchase by the Company of the securities to be issued in the financing, as well as material penalties, if the additional shares of Common Stock are not authorized by shareholders at the Annual and Special Meeting.

Considerations for the Amendment

We believe that the increase in the number of authorized shares of Common Stock is in the best interests of our Company and its shareholders since the increase in the number of authorized but unissued shares of Common Stock that would be available for issuance would permit the Company to reserve and issue the shares of Common Stock in compliance with its obligations under the transactions described below and, in addition, would enable the Company, without further stockholder approval, to issue shares for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The Company has completed, or entered into agreements respecting, a number of transactions which require the Company to increase the authorized number of shares of Common Stock in order to permit the Company to issue a sufficient number of shares to comply with the Company’s obligations pursuant to those transactions and agreements.  At the present time the Company does not have enough authorized shares to satisfy all of those obligations.  As indicated in the table set out above, the Company will be required to issue or reserve a total of 309,442,727 shares of the Common Stock to satisfy all of its obligations pursuant to these transactions.  As a result, the Company is asking Shareholders to approve increasing the authorized number of shares to 400,000,000, which would permit the Company to satisfy those obligations and provide additional authorized but unreserved shares for future option grants, financing transactions, acquisitions and other corporate purposes.

The transactions and agreements that the Company has entered into which require it to increase its authorized number of shares are described below.

February 2006 financing:

On February 28, 2006, the Company sold to private investors $2,200,000 principal amount of Secured Convertible Notes (“Notes”) and warrants to purchase 6,875,000 shares of Common Stock at $0.16 per share (“Warrants”).

The Notes bear interest at the rate of 8% per annum.  [At the option of the Company] interest is payable quarterly beginning July 1, 2006 in cash or, subject to certain conditions, in registered Common Stock valued at 85% of the then volume weighted average price.  Because the shares that may be issued in payment of interest will be based upon the then current market price it is not possible to determine the number of shares that may be issued in payment of interest.  The lower the market price, the greater the number of shares will have to be issued in payment of the interest.  Based upon the most recent market price $.10 the Company may be required to issue 6,211,765 shares in payment of interest. At market prices that are 25%, 50% and 75% below the most recent market price the number of shares that may be required to be issue in payment of interest would then be 8,282,353, 12,423,529 and 24,847,059.  The principal amount of the Notes is due on February 28, 2009 and is secured by all of the assets of the Company.

The Notes are convertible into Common Stock at the option of the holders at $0.16 per share, provided that until July 1, 2006 the Notes are convertible into a maximum aggregate of 10,000,000 shares of Common Stock.  Subject to certain conditions, the conversion price will be reduced on an unweighted basis if the Company issues equity securities at an effective price of less than $0.16 per share.  Also, subject to certain conditions, the Company can force conversion of the Notes if the volume weighted average price of the Common Stock is at least $0.32 for 20 consecutive trading days.

The Warrants are exercisable at $0.16 per share and expire on February 28, 2011.  Subject to certain conditions, the exercise price will be reduced on an unweighted basis if the Company issues equity securities at an effective price of less than $0.16 per share.  In addition, subject to certain conditions, the Warrants will expire unless exercised within a specified number of days after the Company gives due notice that the volume weighted average price of the Common Stock was at least $0.32 for 20 consecutive trading days.

The Company agreed to register the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, and any shares that the Company may propose to issue in payment of interest on the Notes.

In connection with the financing, the Company paid $176,000 in placement fees to Cambria Capital, LLC (“Cambria”) and approximately $10,000 of expenses, excluding fees of the Company's counsel. Cambria introduced the Company to the purchasers in the financing and assisted in the negotiating the terms between the Company and the purchasers.  The Company also issued to Cambria warrants to purchase 1,375,000 shares of Common Stock at an exercise price of $0.16 per share and in the form of the Warrants.

In connection with the financing, the Company reduced from $0.20 to $0.16 the per share conversion price of $1,200,000 principal amount of secured convertible notes previously issued to investors in the offering (“prior notes”), and reduced from $0.20 to $0.10 the per share exercise price of 2,500,000 warrants previously issued to these investors.  The investors extended the maturity date of the prior notes from August 31, 2006 (as to $250,000 principal amount) and February 11, 2007 (as to $950,000 principal amount) to February 28, 2009.

The Company consummated the February 2006 financing to obtain working capital that it needed for its operations. The extension of the maturity dates of previously outstanding notes benefited the Company by extending the date when it will be required to obtain the funds to discharge these notes.  Given these considerations, and given that management of the Company believes that it could obtain shareholder approval to increase the authorized number of shares, the Company entered into the February 2006 financing notwithstanding that at the time the Company did not have sufficient authorized shares to meet the conversion and other requirements of the financing.

However, the February 2006 financing could adversely affect the Company in a number of ways. The increase in the number of shares of Common Stock that are issuable on conversion and exercise of the securities issued in the financing, and as dividends on the Notes, will likely tend to reduce the market price of the shares of Common Stock. The reduction in the exercise price of previously outstanding warrants will make it more attractive for the holders of these warrants to exercise their warrants and sell the underlying shares of Common Stock at lower prices. Any reduction of the conversion price of the Notes and the exercise price of the Warrants - as required if the Company issues equity securities at an effective price of less than $0.16 per share - would similarly make it more attractive for the holders of the Notes and Warrants to convert and exercise these securities and to sell the underlying shares at lower prices.

The security interest that the Company granted in respect of the Notes may make it more difficult for the Company to obtain future financing, because persons providing future financing may require as a condition of such financing that they be granted a security interest having priority over other security interests that may have been granted by the Company.

The following table sets out the purchasers in the February 2006 financing and identifies whether or not such purchasers also hold prior notes:

Purchaser in February 2006 financing	Holder of Prior Notes (yes / no)
Bushido Capital Master Fund LP	Yes
Gamma Opportunity Capital Patners LP	Yes
Centrecourt Asset Management	Yes

The Company is contractually bound to repay the Notes and incur at least a penalty if the Company does not increase the number of authorized shares of Common Stock to at least 300,000,000, or upon certain other defined default events. The approval by the stockholders of the Amendment before June 28, 2006 will result in the timely increase of authorized shares required under the Notes.  The failure to obtain stockholderapproval of the Amendment by that date is considered an event of default under the Notes giving the holders of the Notes to demand immediate payment of the Notes, in which event the amount payable will be 130% of the outstanding principal, plus all accrued but unpaid interest..Although this evento default has occurred, at the present time the Note holders have not made any demand for payment under the Notes.  The Company does not have any arrangement to obtain the funds that would be required for this purpose if such payment was demanded.

Avantry Ltd. Acquisition:

On June 8, 2006, the Company completed the acquisition of the outstanding shares of Avantry Ltd. (“Avantry”), an Israel based point-to-point microwave radio developer.  The shares of Avantry were purchased for a price of $1,750,000 which was paid by way of a note due April 15, 2007 that is convertible into shares of Common Stock at a price of $0.25 per share, which would result in the issuance of up to 7,000,000 shares.  In addition, the vendors were granted warrants to purchase 600,000 Common shares at a price of $0.40 per share.  The note does not bear interest, and the Company has the right to prepay the note in advance on 20 days’ notice.  However, if the Company gives notice of its intention to make early payment of the note, the holder has the right to convert the note into shares at a reduced conversion price.  In such event, the conversion price will be reduced by 1/36 of $0.01 for each day remaining from the date of the notice of repayment until the maturity date (April 15, 2007).  By way of example, if notice of early payment were given on August 15, 2006, the conversion price would be reduced to $0.1825 per share, which would result in the issuance of 9,589,041 shares.  In addition, if the note has not been converted by the maturity date and the Company defaults in payment of the note, then the conversion price shall be reduced to $0.225 per share, which could give rise to the issuance of 7,777,778 shares.  The Company’s authorized share capital is presently sufficient to permit the issuance of shares required to be issued upon the conversion of the note and exercise of the warrants issued pursuant to the acquisition of Avantry.  However, the reservation of that number of shares limits the authorized but unreserved number of shares available for the other transactions described in this Information Circular.

Acquisition of Celerica, Inc.:

On July 4, 2006, the Company completed the acquisition of all of the issued and outstanding shares of Celerica, Inc. (“Celerica”).  An Israel based developer of coverage enhanced solutions for 2G and 3G wireless networks.  The purchase price for the shares of Celerica consisted of 20,000 Series A Convertible Non-redeemable Preferred Shares (“Series A Shares”) with a preference on liquidation of $160 per Series A Share (being equivalent to $0.16 per Common Share).  Each Series A Share will automatically convert into 1,000 shares of Common Stock upon the effectiveness of a Certificate of Amendment to the Company’s Certificate of Incorporation increasing the authorized number of shares of Common Stock.  The conversion of the Series A Shares would give rise to the issuance of a total of 20,000,000 shares of Common Stock.  Because the Company did not have sufficient authorized and unreserved shares of Common Stock to issue 20,000,000 shares directly to the Vendor’s of Celerica, it issued the Series A Shares in order to permit the Company to complete this acquisition in a timely manner without having to obtain Stockholder approval to amend the Articles prior to the completion of the transaction.

Acquisition of Celletra Ltd.:

On August 17, 2006, the Company completed the acquisition of all of the shares of Celletra Ltd., an Israel based provider of coverage and capacity enhancement solutions for wireless communication networks.  The Company issued 90,000 Series B Convertible Non-redeemable Preferred Shares (“Series B Shares”).  Each Series B Shares will be convertible into 1,000 shares of Common Stock upon the effectiveness of a Certificate of Amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock.  This would result in the issuance of a total of 90,000,000 shares of Common Stock.  In addition, the Company has issued warrants to purchase 40,000,000 Common shares.  This will result in the Company reserving an additional 40,000,000 Common shares pursuant to the possible exercise of warrants.  10,000,000 warrants have an exercise price of $0.20 per share, 10,000,000 warrants have an exercise price of $0.22 per share, 10,000,000 warrants have an exercise price of $0.27 per share and the remaining 10,000,000 warrants have an exercise price of $0.30 per share.

The agreement with Celletra Ltd. requires the Company to make its best efforts to have the Company’s shareholders approve an amendment to its Articles of Incorporation to increase the authorized number of shares of Common Stock in order to permit the conversion of the Series B Shares.  Without such an amendment the Company does not have a sufficient number of authorized and unreserved shares to permit it to issue 90,000,000 shares and to reserve an additional 40,000,000 shares for the acquisition of Celletra Ltd., which is why the Company agreed to issue Series B Shares that are convertible into Common shares in order to permit this agreement to be entered into and the transaction to be completed in a timely manner without having to obtain prior approval of the shareholders to amend the Articles of Incorporation.

If the Articles of Incorporation of the Company are not amended to increase the authorized number of shares of Common Stock in order to permit the conversion of the Series B Shares, the Vendors of the shares of Celletra Ltd. will be entitled to require the Company to purchase such shares, based upon the weighted average trading price of the Common shares for the 30 day period prior to the demand for the purchase of the Series B Shares.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMEND THAT SHAREHOLDER VOTE IN FAVOUR OF ADOPTING AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 400,000,000.  Such an amendment would permit the Company to issue the shares contemplated to be issued pursuant to the transaction described above, would prevent the Company from being in default of its obligations pursuant to the various transactions described above as a result of failing to adopt such amendment, and would provide the Company with additional authorized and unreserved shares for possible future acquisitions, financing transactions, and option grants.

In the agreement to acquire Celerica the Company has covenanted to approval to increase the Company’s authorized capital by November 15, 2006.  The failure to obtain such approval would be a breach of that agreement on the part of the Company, giving the vendors of the shares of Celerica a possible breach of contract claim against the Company.  That agreement does not prescribe any specific remedy for such breach.  The agreement to acquire Celletra provides that if the Articles of Incorporation of the Company are not amended to increase the authorized number of shares of Common Stock in order to permit the conversion of the Series B Shares, the Vendors of the shares of Celletra will be entitled to require the Company to purchase such shares, based upon the weighted average trading price of the Common shares for the 30 day period prior to the demand for the purchase of the Series B Shares.  As a result, non-approval of the proposed amendment to the Articles of Incorporation of the Company will expose the Company to the a possible requirement to purchase the outstanding Series B Shares and may also make the Company liable to monetary damages or other remedies that may be sought by the vendors of the shares of Celerica.  Any such payments would impair the Company’s ability to satisfy its other debt obligations.  Non-Approval of the proposed amendment to the Articles of Incorporation of the Company will also severely restrict the ability of the Company to issue or reserve Common Shares for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes

VOTE REQUIRED

      Election of Directors.  Directors will be elected at the meeting by a plurality of the votes cast (i.e., the five nominees receiving the greatest number of votes will be elected as Directors).

      Ratification of the Appointment of Independent Auditors.  The appointment of KPMG LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter.  Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

Adoption of Amendment to Certificate of Incorporation.  The adoption of the proposed amendment to the certificate of incorporation requires the affirmative vote of a majority of the outstanding shares of the Company.  Abstentions, broker non-votes and shares not represented at the meeting will have the same effect as a vote against the amendment.

                             EXPENSE OF SOLICITATION

      The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram.  The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

NOTICE REQUIRED TO INCLUDE PROPOSALS IN OUR PROXY STATEMENT

      We will review for inclusion in next year's proxy statement shareholder proposals received by January 28, 2007. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Unity Wireless Corporation, 7438 Fraser Park Drive, Burnaby, BC CANADA V5J 5B9 Attention: Corporate Secretary.

NOTICE REQUIRED TO BRING BUSINESS BEFORE AN ANNUAL MEETING

      Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder that proposes to nominate a candidate for director or propose other business at the 2007 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

ANNUAL REPORT

A copy of our Annual Report for the 2005 Fiscal Year has been mailed without charge concurrently with this Proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting.  The annual report is not incorporated into the Proxy Statement and is not considered proxy solicitation material. A COPY OF OUR FORM 10K-SB FOR THE YEAR ENDED DECEMBER 31, 2005 IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

OTHER MATTERS

      The Company knows of no items of business that are expected to be presented for consideration at the Annual Meeting which are not enumerated herein.  However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgment.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF MEMBERS OF

UNITY WIRELESS CORPORATION (the "Company")

TO BE HELD AT:

7438 Fraser Park Drive, Burnaby, BC, Canada

ON

October 25, 2006 AT 11:30 AM Local Time

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Ilan Kenig, a Director of the Company, or failing this person, Andrew Chamberlain, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

		For	Withhold
1.	Election of Directors:
Nominees:
ILAN KENIG
KEN MADDISON
VICTOR HALPERT
DORON NEVO
ANDREW CHAMBERLAIN
DAVID GOLDSCHMIDT
RAN SHAHOR
AMIR GAL-OR

		For	Withhold
2.	To ratify the selection of KPMG LLP as independent auditors.

		For	Against
3.	To adopt an amendment to the Certificate of Incorporation to increase the Company’s authorized shares of Common Stock.

		For	Against
4.	To transact such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

1.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)

appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

1.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada

Proxy Dept.  100 University Avenue 9th Floor

 Toronto Ontario M5J 2Y1

Fax:  Within North American:  1-866-249-7775  Outside North America:  (416) 263-9524